UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

Fidelity Private Credit Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01645	87-2722334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 6, 2025, Fidelity Direct Lending Fund I JSPV LLC (“JSPV”), a wholly-owned subsidiary of Fidelity Private Credit Company LLC (f/k/a Fidelity Private Credit Central Fund LLC, the “Fund”), as borrower, and the Fund, as portfolio manager, entered into a Fourth Amendment to Loan and Security Agreement (the “Amendment”), amending the Loan and Security Agreement, dated as of August 25, 2022 (as amended from time to time prior to the date hereof, including by the Amendment, the “Agreement”), among JSPV, as borrower, the Fund, as portfolio manager, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Virtus Group, LP, as collateral administrator, and State Street Bank and Trust Company, as collateral agent.

The Amendment provides for, among other things, an increase in the maximum facility amount permitted under the accordion thereunder to $1,500,000,000.

The description above is only a summary of material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation

The information included under Item 1.01 above regarding the Agreement is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1(1)

Fourth Amendment to Loan and Security Agreement, dated as of August 6, 2025, by and among Fidelity Direct Lending Fund I JSPV LLC, as borrower, Fidelity Private Credit Company LLC (f/k/a Fidelity Private Credit Central Fund LLC), as portfolio manager, JPMorgan Chase Bank, N.A., as administrative agent, Virtus Group, LP, as collateral administrator, State Street Bank and Trust Company, as collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Certain schedules and exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Company LLC

Date: August 12, 2025	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer